Scientific Symposium May 7, 2019 Confidential and Proprietary ·  © 2018 Moderna Therapeutics Exhibit 99.1

Confidential and Proprietary ·  © 2018 Moderna Therapeutics Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, forward-looking statements can be identified by terminology such as “will,” “may,” “should,” “expects,” “intends,” “plans,” “aims,” “anticipates,” “beliefs,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking statements in this presentation are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties and other factors, many of which are beyond Moderna’s control and which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include those described in Moderna’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) and in subsequent filings made by Moderna with the SEC, which are available on the SEC's website at www.sec.gov. Except as required by law, Moderna disclaims any intention or responsibility for updating or revising any forward-looking statements in this presentation in the event of new information, future developments or otherwise. These forward-looking statements are based on Moderna’s current expectations and speak only as of the date hereof.

Welcome Stéphane Bancel Chief Executive Officer

Large product opportunity Higher probability of technical success Accelerated research and development timelines Greater capital efficiency over time vs. recombinant technology mRNA as a potential new class of medicines

Moderna’s Mission Deliver on the promise of mRNA science to create a new generation of transformative medicines for patients. Slide

Confidential and Proprietary ·  © 2018 Moderna Therapeutics mRNA sciences has dozen of vectors

Our commitment to be the best at mRNA science is core to who we are Product Performance 2011 Inception Time 2019 © 2018 Moderna Therapeutics Investing: For the long-term & At scale

Our commitment to be the best at mRNA science is core to who we are Product Performance 2011 Inception Time 2019 © 2018 Moderna Therapeutics Capturing future product performance improvements requires investments 1) for the long-term 2) at scale 3) with the right team We have advanced mRNA science to enable our current development pipeline

Expanding frontiers: Introduction to the immune nanoparticle program Confidential and Proprietary ·  © 2019 Moderna Therapeutics Stephen Hoge, MD President

Immune system



>90% of myeloid

Tissue resident
- Waste disposal, maintenance
- Initiation & resolution of inflammation
- Many types


Helper
CD4
Cytotoxic
CD8

~30% of lymphoid

Lymph nodes
- ~500 in body
- B cell maturation
- T-cell priming


Cytotoxic
CD8
Helper
Regulatory
CD4
CD25
CD4

~50% of lymphoid

Mucosa associated (MALT)
- Non-encapsulated; epithelium
- Defense & homeostasis

~20% of lymphoid
~10% of myeloid

Spleen
- Large lymph node for blood (priming, maturation)
- Cell storage and long-lived niches
- Maintenance of RBCs


CD4+
CD8+
Treg



Bone marrow
- Hematopoiesis
- Cell storage and long-lived niches (plasma cells, memory, MSCs)

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Immune system Tissue resident Waste disposal, maintenance Initiation & resolution of inflammation Many types Confidential and Proprietary ·  © 2019 Moderna Therapeutics Mucosa associated (MALT) Non-encapsulated; epithelium Defense & homeostasis Regulatory CD25 CD4 Helper CD4 Cytotoxic CD8 >90% of myeloid ~50% of lymphoid Lymph nodes ~500 in body B cell maturation T-cell priming ~30% of lymphoid Helper Cytotoxic CD4 CD8 Spleen Large lymph node for blood (priming, maturation) Cell storage and long-lived niches Maintenance of RBCs ~20% of lymphoid ~10% of myeloid CD4+ CD8+ Treg Bone marrow Hematopoiesis Cell storage and long-lived niches (plasma cells, memory, MSCs) Network of diverse cell types (1012) Interact through cell-to-cell synapses Hugely different cell composition in different locations (essential to function)

Identifying a lead Immune Nanoparticle Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Policeman mRNA-based immune system therapeutics

Transient protein expression to reprogram cells into new functions and phenotypes Dose-dependent in vivo pharmacology to all major cell types (system) Leverage programable trafficking to ensure desired interactions mRNA software to select cell type(s) and ensure safety

Setting the objective

Dose-dependent
in vivo pharmacology
to all major cell types
(system)

How much expression do we need (how many cells)?

- Healthy CMV seropositive adults can have 5-10% of their peripheral CD8+ T cell pool responsive to the virus
- Human cell therapies (CART) dose ~300 million T-cells (~0.8% of CD8+)
- T regs (CD4+CD25+FoxP3+) comprise 5–10% of CD4+T cells

…**5%** of all major cell types
(T cells, B cells, NK cells, Neutrophils, Monocytes)

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Human PBMC Ex vivo performance of immune NP Collect multiple donors Expose to Immune NP at same concentrations achieved in blood following IV administration (100ng per 2x105 cells) Use an mRNA encoding a transmembrane reporter (e.g., mouse OX40L)

Human PBMC Percent of human PBMC cells expressing reporter (by type, 24h) FSC Transmembrane reporter (murine OX40L) 5%

Confidential and Proprietary ·  © 2019 Moderna Therapeutics T cells NKT CD1r CD3 TCR CD4 Helper Cytotoxic CD8 Regulatory CD25 CD4 28% 18% 26% 19%

Human PBMC T cells Does repeat dosing increase the effect?

Human PBMC Repeat dose pharmacology Dose 1 (24 hours) Dose 2 (48 hours) Dose 3 (72 hours) Immune NP Control T cells CD3+ Amount of protein per cell (MFI) also increases linearly Percent of human CD3+ cells expressing reporter, 24h after each dose

Does it translate in vivo? Administer a standard mRNA dose intravenously (0.3 mpk) using Immune NP Collect splenocytes & PBMCs at 24 hours Measure expression through FACS using transiently expressed transmembrane reporter (confirmatory imaging)

Mouse *in vivo*

T cells transfected upon single IV dose


CD3


T cells (all CD3+)
C57Bl6 strain
Balb/c strain
Reporter (mOX40L) positive cells among CD3+ splenocytes
25
20
15
10
5
0
Control
Reporter (Immune NP)
Control
Reporter (Immune NP)


Helper
CD4+
C57B6 strain
Balb/c strain
Reporter (mOX40L) positive cells among CD3+CD4+ splenocytes
25
20
15
10
5
0
Control
Reporter (Immune NP)
Control
Reporter (Immune NP)


Cytotoxic
CD8+
C57B6 strain
Balb/c strain
Reporter (mOX40L) positive cells among CD3+CD8+ splenocytes
30
20
10
0
Control
Reporter (Immune NP)
Control
Reporter (Immune NP)

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Mouse in vivo B cells transfected upon single IV dose Control Reporter (Immune NP) Reporter (mOX40L) positive cells among CD19+ splenocytes Reporter (Immune NP) Control C57Bl6 strain Balb/c strain Approximately 30% of CD19+ splenocytes express reporter 24 hours after single dose Spleen includes mature B cells and specialized populations (marginal zone B-cells and plasma cells) B cells (all CD19+)

Mouse in vivo Summary T cells B cells Monocytes Cell type 5% Average reporter (mOX40L) positive cells by cell type, splenocytes (n=20) Low/no staining at 24 hours in peripheral lymph nodes Lower staining in peripheral blood, particularly for lymphocytes, suggesting dilution from re-trafficking (data not shown)

Mouse in vivo Investigating cell trafficking Kauffman, Kevin J., et al. "Rapid, Single-Cell Analysis and Discovery of Vectored mRNA Transfection In Vivo with a loxP-Flanked tdTomato Reporter Mouse." Molecular Therapy-Nucleic Acids 10 (2018): 55-63. Immune NP with mRNA encoding for Cre recombinase In vivo gene edit results in tdTomato reporter permanently turned on Sample immune tissues at 48 hours to cell trafficking

Mouse *in vivo*
Blood cell types in ROSA (Cre-Lox) mice

Percent reporter positive cells by cell type 48-hours after a single IV dose of mRNA encoding Cre recombinase in Immune NP, PBMC



T cells
CD4+
CD8+
B cells
Monocytes
Eosinophils
Neutrophils
Granulocytes
dt Tomato 25.3
dt Tomato 25.4
dt Tomato 23.8
dt Tomato 25.6
dt Tomato 62.7
dt Tomato 83.4
dt Tomato 18.1
dt Tomato 32.1
Helper
Cytotoxic
25%
25%
24%
26%
63%
83%
18%
32%

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Mouse in vivo Distribution of cells by lymphoid organ T cells B cells Myeloid (various) Cell type Blood Spleen Lymph node (inguinal) Bone marrow 25% 15% 6% 9% 26% 8% 6% 8% 63% 44% 36% 7% Percent reporter positive cells by cell type 48-hours after a single IV dose of mRNA encoding Cre recombinase in Immune NP, by tissue location

NHP in vivo T cells (all) 12% of T cells in vivo Buffer Control mRNA (Immune NP) Reporter mRNA (Immune NP) Reporter (mOX40L) positive cells among CD3+ splenocytes 24 hours post-dose, transmembrane reporter

NHP in vivo B cells 13% of B cells in vivo Buffer Control mRNA (Immune NP) Reporter (mOX40L) positive cells among CD3+ splenocytes Reporter mRNA (Immune NP) 24 hours post-dose, transmembrane reporter

NHP in vivo Monocytes 22% of monocytes Buffer Control mRNA (Immune NP) Reporter (mOX40L) positive cells among CD3+ splenocytes 24 hours post-dose, transmembrane reporter

NHP *in vivo*
Summary

	Cell type	Percentage *(single dose)*	Est. whole body number*
	T cells	12%	~9 billion (10^9)
	B cells	13%	~1.5 billion (10^9)
	Monocytes	22%	~2 billion (10^9)

Healthy CMV seropositive adults can have 5-10% of their peripheral CD8+ T cell pool responsive to the virus

Human cell therapies (CART) dose ~300 million T-cells (~0.8% of CD8+)

T regs (CD4+CD25+ FoxP3+) comprise 5–10% of CD4+T cells

*Estimate for 70kg human and 5L blood volume; based on extrapolating observed NHP splenic cell percentage to whole body pool (by cell type) but excluding MALT for lymphoid cells
24 hours post-dose, transmembrane reporter

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Transient protein expression to reprogram cells into new functions and phenotypes Dose-dependent in vivo pharmacology to all major cell types (system) Leverage programable trafficking to ensure desired interactions mRNA software to select cell type(s) and ensure safety

mRNA as software mRNA software to select cell type(s) and ensure safety Specific microRNA signatures exist in different most cell lineages Targeting sequences can be used as logic-gates to ensure translation is limited to target cells

mRNA as software Jain, et al. MicroRNAs Enable mRNA Therapeutics to Selectively Program Cancer Cells to Self-Destruct. Nucleic Acid Therapeutics, 2018 Systemic delivery- IV injection miR3x122ts Caspase-6 3x122ts CTRL (no 122ts) 3x122ts CTRL (no 122ts) ALT 0 1500 3000 15000 30000 U/L 1500 3000 15000 30000 AST U/L 0

Software targeting miR TS Targeting sequence 1 (not disclosed) Purpose Effect “Express in T cells, not monocytes” Percent of transfection preserved, normalized to a miR-less version of the same reporter construct in the same cell type Targeting sequence 2 (not disclosed) “Express in monocytes, not T cells” Expression of transmembrane reporter in human PBMCs dosed with Immune NP (100 ng per 2E5 cells) by cell type miRless miRTS1 T cells Monocytes

Software targeting miR TS Targeting sequence 1 (not disclosed) Purpose Effect “Express in T cells, not monocytes” Percent of transfection preserved, normalized to a miR-less version of the same reporter construct in the same cell type Targeting sequence 2 (not disclosed) “Express in monocytes, not T cells” Expression of transmembrane reporter in human PBMCs dosed with Immune NP (100 ng per 2E5 cells) by cell type miRless miRTS1 T cells Monocytes

Software targeting miR TS Targeting sequence 1 (not disclosed) Purpose “Express in T cells, not monocytes” Percent of transfection preserved, normalized to a miR-less version of the same reporter construct in the same cell type Targeting sequence 2 (not disclosed) “Express in monocytes, not T cells” Expression of transmembrane reporter in human PBMCs dosed with Immune NP (100 ng per 2E5 cells) by cell type Effect

Software targeting miR TS Targeting sequence 1 (not disclosed) Purpose Effect “Express in T cells, not monocytes” Targeting sequence 2 (not disclosed) “Express in monocytes, not T cells”

Software targeting miR TS Targeting sequence 1 (not disclosed) Purpose “Express in T cells, not monocytes” Targeting sequence 2 (not disclosed) Illustrative protein “Express in monocytes, not T cells”

Software targeting Create novel and specific signaling between cells by leveraging both sides of the immune synapse

Transient protein expression to reprogram cells into new functions and phenotypes Dose-dependent in vivo pharmacology to all major cell types (system) Leverage programable trafficking to ensure desired interactions mRNA software to select cell type(s) and ensure safety

Putting it all together Transient protein expression to reprogram cells into new functions and phenotypes Dose-dependent in vivo pharmacology to all major cell types (system) mRNA software to select cell type(s) and ensure safety Can we achieve in vivo dose-dependent immune cell-based pharmacology leveraging multiple immune cells types*? *While avoiding off target liver expression with miR TS

Putting it all together Can we achieve in vivo dose-dependent immune cell-based pharmacology leveraging multiple immune cells types*? C57Bl/6 wild-type mice IV dose of immune NP every 2 days x 4 doses, containing either: non-translating (control) mRNA or CD19-CAR mRNA Monitor CD19+ cells in PBMC for activity, and harvest spleens at day 8 for full characterization *While avoiding off target liver expression with miR TS

Putting it all together This is not a CD19-CART, in fact expression will be on multiple cell types Expression with mRNA is transient and self-limiting CD19 is only used as a reporter to monitor activity against normal B cells (not diseased animals) T-cell Mac NK CD19 CD19 CD19

In vivo activity Targeted depletion of CD19+ cells * ** *** **** p<0.05 p<0.01 p<0.001 p<0.0001 T-test unpaired, 2-tailed 48h (1 dose) **** 96h (2 doses) 8 days (4 doses) * ns ** 76% 73% Cells in peripheral blood Cells in spleen (day 8 only) T cells (control) B cells (CD19+)

Immune summary Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Transient protein expression to reprogram cells into new functions and phenotypes Dose-dependent in vivo pharmacology to all major cell types Leverage programable trafficking to ensure desired interactions mRNA software to select cell type(s) and ensure safety Putting it all together

Transient protein expression to reprogram cells into new functions and phenotypes Dose-dependent in vivo pharmacology to all major cell types Leverage programable trafficking to ensure desired interactions mRNA software to select cell type(s) and ensure safety Policeman mRNA-based immune system therapeutics

Why do we incorporate modified nucleotides into our mRNAs and are they really necessary? Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Innate vs adaptive immunity



Pathogen
Innate immunity
(rapid response)
Adaptive immunity
(slow response)
Macrophage
(Primary white blood cell)
Natural killer cell
Dendritic cell
Neutrophil
Eosinophil
Basophil
T cell
Natural killer T cell
CD8+ T cell
CD4+ T cell
Antibodies
B cell

Slide 2

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Sentinels of the Innate Immune System Toll-like Receptor (TLR) RIG-I Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Dual consequences of triggering the innate immune system Translation Immune Signaling Ribosome Innate immune cell Low High Adaptive immune cell B cell

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Uridine (U) is the critical nucleoside for TLR detection of ssRNA Toll-like Receptor (TLR)

Uridine (U) binding is critical for TLR8 homodimerization and activation Confidential and Proprietary ·  © 2019 Moderna Therapeutics Tanji … Shimizu (2015) Nat Struc Mol Biol

Uridine (U) base modifications are predicted to impair TLR8 homodimerization and activation 1-Methylpseudouridine (1mY) H N O O N Unmodified Uridine (U) H N O O HN Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Systemic administration of U19 activates splenic B-cells, whereas 1mY19 does not C57BL6 mice IV administration 0.5 mg/kg Analyzed at 6 hrs. post-dose Activated B-cell Frequency Confidential and Proprietary ·  © 2019 Moderna Therapeutics B cell Antibodies IgG

Confidential and Proprietary ·  © 2019 Moderna Therapeutics C57BL6 mice IV administration 0.5 mg/kg Analyzed 6 hrs post-dose Genes regulated by innate immune stimulation PBS U19 1mY19 Systemic administration of U19 changes splenic gene expression profiles, whereas 1mY19 does not

Confidential and Proprietary ·  © 2019 Moderna Therapeutics dsRNA BOTTOM strand minor byproducts Transcription 1000's of copies TOP strand TOP strand BOTTOM strand DNA RNA polymerase What about mRNA? A, C, G, (U or 1mY)

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Moderna's process for making mRNA results in very little dsRNA Highly sensitive assay for detecting dsRNA

Minimizing dsRNA substantially decreases innate immune activation, but… Confidential and Proprietary ·  © 2019 Moderna Therapeutics U 1mY19 Human Peripheral Blood Mononuclear Cells (PBMCs) Isolate Monocytes Differentiate to Macrophages Transfect with mRNA Measure IP-10 mRNA levels

… incorporating 1mY decreases it even more Confidential and Proprietary ·  © 2019 Moderna Therapeutics Human Peripheral Blood Mononuclear Cells (PBMCs) Isolate Monocytes Differentiate to Macrophages Transfect with mRNA Measure IP-10 mRNA levels U 1mY

Splenic B-cell activation demonstrates the advantage of both chemical & process optimization C57BL6 mice IV administration 0.5 mg/kg Analyzed at 6 hrs. post-dose Confidential and Proprietary ·  © 2019 Moderna Therapeutics B cell Antibodies IgG Activated B-cell Frequency 1mY19

Splenic B-cell activation demonstrates the advantage of both chemical & process optimization C57BL6 mice IV administration 0.5 mg/kg Analyzed at 6 hrs. post-dose Confidential and Proprietary ·  © 2019 Moderna Therapeutics B cell Antibodies IgG 1mY Activated B-cell Frequency Moderna process U 1mY19

Confidential and Proprietary ·  © 2019 Moderna Therapeutics C57BL6 mice IV administration 0.5 mg/kg Analyzed 6 hrs post-dose Genes regulated by innate immune stimulation PBS U Legacy U Moderna Almost no splenic gene expression changes upon systemic administration of 1mY Moderna mRNA 1mY19 Moderna

Effective mRNA therapeutics must avoid detection by innate immune sensors Global substitution of U with 1mY results in immune silent mRNA Moderna's synthesis process results in highly pure mRNA Summary Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Confidential and Proprietary ·  © 2019 Moderna Therapeutics 5′ Cap Poly (A) tail Coding sequence 3′ UTR 5′ UTR Translation initiation fidelity Protein per unit time Functional mRNA half-life Desired mRNA features Desired cell type Tailored to protein type Start at the right place Faithful decoding Stop at the right place

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Coding sequence engineering

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Translation

Coding sequence length is dictated by the length of the encoded protein 0 500 1000 1500 2000 2500 3000 3500 4000 Length (nt) Moderna's experimental medicines 5′ Cap Poly (A) tail Coding sequence 3′ UTR 5′ UTR Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Coding sequence engineering: discovering a needle in a haystack



Lys
AAG CCC

Amino acids:	Lys	Pro	Thr	Glu	Asn
Codons:	AAG	CCC	ACC	GAG	AAC
	AAA	CCU	ACA	GAA	AAU
		CCA	ACU		
		CCG	ACG		
	2 *	4 *	4 *	2 *	2 = 128 choices

All valid!

$$(\text{\# of codon choices})^{\text{Number of amino acids}}$$

Typical human protein (median length: 416 aa): $\approx 10^{201}$

Estimated number of atoms in known universe: $\approx 10^{80}$

www.universetoday.com/36302/atoms-in-the-universe/

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Confidential and Proprietary ·  © 2019 Moderna Therapeutics How does one choose a CDS? Randomly choose synonymous codons? Weight synonymous codon choice by use frequencies in human mRNAs? Use only the 20 most "optimal" human codons? What about secondary structure? Should we minimize, maximize, or something in between? 5′ Cap Poly (A) tail Coding sequence 3′ UTR 5′ UTR

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Codon optimality tRNAs compete with each other for binding. The more abundant the tRNA – the more optimal the codon. Fast: Optimal codons Sub-optimal codons Slow:

Many ribosomes per mRNA = Polysome Modified from Kiseleva (1989) FEBS Letters Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Ribosome collisions lead to ribosome traffic jams Slow codons Polysome Ribosome traffic pileup mRNA cleavage Cleaved mRNA Fast codons Structure of two collided ribosomes Ikeuchi … Inada EMBO J 2019 Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Confidential and Proprietary ·  © 2019 Moderna Therapeutics 5′ Cap Poly (A) tail Coding sequence 3′ UTR 5′ UTR Another key feature of mRNA is its secondary structure Backbone Bases

What's the right balance to maximize protein output? Slower translation Faster translation mRNA secondary structure Strong secondary structure Weak secondary structure Codon optimality Low tRNA concentration High tRNA concentration after Gorochowski…Roubos (2014) NAR fast slow Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Codon optimality and secondary structure strength can be calculated Codon optimality Folding energy (DG) -297 kcal/mol -370 kcal/mol -463 kcal/mol Confidential and Proprietary ·  © 2019 Moderna Therapeutics low structure high structure med structure Slow Optimal

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Relative Synonymous Codon Usage (RSCU) 0.5 0.6 0.7 0.8 0.9 1.0 -250 -300 -350 -400 -450 -500 Folding Energy (DG) Random codon choice Human genome weighted choice Moderna algorithm Optimal Slow Low Structure High Structure eGFPd coding sequence Computational design allows exploration of the limits of codon optimality vs structure

Confidential and Proprietary ·  © 2019 Moderna Therapeutics GFPd1 mRNA GFP Nuclei 72 h time-lapse, HeLa GFPd1 degron tag Short-lived GFP allows us to follow translation and mRNA decay kinetics in cells

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Different coding sequences display different expression kinetics GFPd1 mRNA GFPd2 mRNA GFP Nuclei 72 h time-lapse, HeLa eGFPd2 degron tag GFPd1 degron tag

AUC Confidential and Proprietary ·  © 2019 Moderna Therapeutics The initial rate of translation is not a good predicter of overall eGFP expression, … R = 0.45 Relative AUC Rate of translation (kTrans)

AUC Confidential and Proprietary ·  © 2019 Moderna Therapeutics … but overall eGFP expression strongly correlates with functional mRNA half-life Relative AUC

AUC Confidential and Proprietary ·  © 2019 Moderna Therapeutics Both codon optimality and CDS structure positively impact functional mRNA half-life

AUC Optimizing codons and maximizing coding sequence structure can increase total protein production by >10-fold Relative AUC Structure Codons Slow Total protein Confidential and Proprietary ·  © 2019 Moderna Therapeutics

We used computational design to thoroughly explore the relationship between codon optimality and mRNA secondary structure. Mauger … MacFadyen (2019) BioRxiv 549022 We now have a new tool for dialing in desired protein output Confidential and Proprietary ·  © 2019 Moderna Therapeutics Summary

Confidential and Proprietary ·  © 2019 Moderna Therapeutics 5′ Cap Poly (A) tail 3′ UTR AUG 5′ UTR UAA UAG UGA Start at the right place Faithful decoding Stop at the right place Coding sequence Translation initiation fidelity Protein per unit time Functional mRNA half-life Desired mRNA features Desired cell type Tailored to protein type

Confidential and Proprietary ·  © 2019 Moderna Therapeutics 5′ Cap Poly (A) tail AUG UAA UAG UGA Start at the right place Faithful decoding Stop at the right place Coding sequence 3′ UTR 5′ UTR Translation initiation fidelity Protein per unit time Functional mRNA half-life Desired mRNA features Desired cell type Tailored to protein type

Confidential and Proprietary ·  © 2019 Moderna Therapeutics UTRs contain key regulatory information 5′ Cap Poly (A) tail Coding sequence 3′ UTR AUG 5′ UTR UAA UAG UGA Start at the right place Faithful decoding Stop at the right place Controls speed at which ribosomes load in different cell types & under different conditions Ribosome “on ramp” Controls mRNA half-life & subcellular localization Regulatory protein RISC miRNA mRNA decay Translation Protein complex that interacts with Kinesin mRNA Kinesin Microtubule

Confidential and Proprietary ·  © 2019 Moderna Therapeutics UTR optimization

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Power of sequence engineering …Can we do better? mRNA expression 5′ Cap Poly (A) tail Coding sequence 3′ UTR AUG 5′ UTR UAA UAG UGA Start at the right place Faithful decoding Stop at the right place Moderna mRNA sequence: Optimized coding sequence flanked by Moderna’s 5′ & 3′ UTR sequences

Translation initiation mRNA 1 Small subunit recruitment Coding sequence 3′ UTR 5′ UTR AUG 5′ Cap Poly (A) tail Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Translation initiation mRNA 1 Small subunit recruitment 2 Start codon recognition and large subunit recruitment Coding sequence 3′ UTR 5′ UTR AUG 5′ Cap Poly (A) tail Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Translation initiation mRNA 1 Small subunit recruitment 3 Translation and elongation 2 Start codon recognition and large subunit recruitment Coding sequence 3′ UTR 5′ UTR AUG 5′ Cap Poly (A) tail Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Translation initiation mRNA 1 Small subunit recruitment 3 Translation and elongation 4 Termination Functional protein 2 Start codon recognition and large subunit recruitment Coding sequence 3′ UTR 5′ UTR AUG 5′ Cap Poly (A) tail Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Using neural networks to develop 5′ UTRs with high ribosome loading


5′ UTR
Coding sequence
3′ UTR
Transfect mRNA library
~300,000
Polysome profiling
UTR 1
UTR N
ribosome load
Abundance
Fewer
More
Ribosomes
Neural Network


Evolved 5´ UTR
8.5
7.5
6.5
Ribosome load
random
human
evolved

Collaboration with Seelig lab, University of Washington
Sample *et al.* bioRxiv doi: 10.1101/310375
in press Nature Biotech 2019

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Translation initiation 1 Small subunit recruitment mRNA Leaky scanning Coding sequence 3′ UTR 5′ UTR AUG 5′ Cap Poly (A) tail AUG Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Translation initiation Coding sequence 3′ UTR 5′ UTR AUG 5′ Cap Poly (A) tail AUG 1 Small subunit recruitment mRNA 3 Start codon recognition and large subunit recruitment 2 Start codon missed Leaky scanning Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Translation initiation Coding sequence 3′ UTR 5′ UTR AUG 5′ Cap Poly (A) tail AUG 1 Small subunit recruitment mRNA 3 Start codon recognition and large subunit recruitment 4 Translation & elongation 2 Start codon missed Leaky scanning Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Truncated protein Translation initiation Coding sequence 3′ UTR 5′ UTR AUG 5′ Cap Poly (A) tail AUG 1 Small subunit recruitment mRNA 3 Start codon recognition and large subunit recruitment 4 Translation & elongation 5 Termination 2 Start codon missed Leaky scanning Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Designing 5′ UTRs with desired features Random library 2 x 109 5′ UTRs 5′ UTR lead sequences In vitro analysis of sequences and identification of lead candidates In vivo validation of lead candidates in rodents Disease-relevant animal model Confidential and Proprietary ·  © 2019 Moderna Therapeutics High translation initiation fidelity Rational design 5′ UTR library 5′ Cap Poly (A) tail Coding sequence 3′ UTR 5′ UTR

5′ UTR screening: protein expression vs. initiation fidelity Confidential and Proprietary ·  © 2019 Moderna Therapeutics 5′ Cap Poly (A) tail Coding sequence 3′ UTR 5′ UTR Initiation fidelity Expression HeLa (human cancer cells) AML12 (mouse liver cells) log2 transformed New 5′ UTRs with HIGH expression and HIGH initiation fidelity Initiation fidelity Expression Standard Standard

3′ UTR optimization can increase mRNA potency 5′ Cap Poly (A) tail Coding sequence 3′ UTR AUG 5′ UTR UAA UAG UGA Start at the right place Faithful decoding Stop at the right place Confidential and Proprietary ·  © 2019 Moderna Therapeutics

3′ UTR leads shows higher potency HeLa mouse hepatocytes …what does this mean for our future medicines? mRNA expression Confidential and Proprietary ·  © 2019 Moderna Therapeutics

3′ UTR lead in disease mouse model 1 Confidential and Proprietary ·  © 2019 Moderna Therapeutics 7 14 Day 0 Day 15 15 Protein -3 Biomarker -2 0 2 4 6 0 40 80 120 160 Days % Control biomarker 1 -3 Biomarker Editable Prism Graph Control Moderna standard sequence Moderna improved sequence

Confidential and Proprietary ·  © 2019 Moderna Therapeutics RNA Protein Activity Day 32 16 21 23 25 28 32 Day 7 14 0 5′/3′ UTR lead combination in disease model 2

0 7 14 21 28 80 90 100 110 120 Days post Injection % Change in body weight Confidential and Proprietary ·  © 2019 Moderna Therapeutics Body weight Biomarker Body weight Biomarker 16 21 23 25 28 32 Day 7 14 0 Editable Prism Graph 5′/3′ UTR lead combination in disease model 2 Control Moderna standard sequence Moderna improved sequence

UTR optimization enables increased potency & duration of efficacy 5′ Cap Poly (A) tail Coding sequence 3′ UTR AUG 5′ UTR UAA UAG UGA Start at the right place Faithful decoding Stop at the right place Translation initiation fidelity Protein per unit time Functional mRNA half-life Increased mRNA potency Reduced dosing frequency Confidential and Proprietary ·  © 2019 Moderna Therapeutics

We target different tissues via multiple routes of administration (ROAs) Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Most ROAs require mRNA encapsulation: Lipid Nanoparticles (LNPs) PEG lipid Ionizable lipid Cholesterol Phospholipid mRNA Different LNPs for different delivery goals: Enhanced IV delivery to liver allows repeat dosing for treatment of rare diseases Enhanced IM delivery for vaccines Sabnis … Benenato (2018) Molecular Therapy Hassett … Brito (2019) Mol Ther Nuc Acids Confidential and Proprietary ·  © 2019 Moderna Therapeutics

How do we enable rational structure-based design for LNPs? components function structure Δ molecules Δ composition Δ process Chemical stability Physical stability Biodistribution Cellular uptake Endosomal escape Protein expression Confidential and Proprietary ·  © 2019 Moderna Therapeutics

How are we tackling LNP structure? Cryogenic Electron Microscopy (CryoEM) Physics! Nuclear Magnetic Resonance (NMR) Atomic Force Microscopy (AFM) Small-Angle X-ray Scattering (SAXS) Small-Angle Neutron Scattering (SANS) Confidential and Proprietary ·  © 2019 Moderna Therapeutics

How do we enable rational structure-based design for LNPs? components function structure Δ molecules Δ composition Δ process Chemical stability Physical stability Biodistribution Cellular uptake Endosomal escape Protein expression Confidential and Proprietary ·  © 2019 Moderna Therapeutics

structure function Chemical stability Physical stability Biodistribution Cellular uptake Endosomal escape Protein expression How can we elucidate the assembly process? components Δ molecules Δ composition Δ process Confidential and Proprietary ·  © 2019 Moderna Therapeutics black box

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Watching LNP assembly in real time

Confidential and Proprietary ·  © 2019 Moderna Therapeutics LNP assembly 1x10-12 1x10-11 1x10-10 1x10-9 1x10-9 1x10-8 1x10-7 1x10-6 1x10-5 1x10-4 1x10-3 1x10-2 1x10-1 1x100 1x101 1x102 1x10-3 1 second 1 minute 1 hour 1x10-12 1x10-11 1x10-10 1x10-9 1x10-8 1x10-7 1x10-6 1x10-5 0.0001 0.001 0.01 0.1 1 10 100 1000 black box

Confidential and Proprietary ·  © 2019 Moderna Therapeutics LNP assembly via coarse-grained molecular dynamics

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Molecular modeling Volpon … Borden (2006) EMBO

Central Dogma of Molecular Modeling “The fundamental laws necessary for the mathematical treatment of the whole of chemistry are thus completely known, and the difficulty lies only in the fact that application of these laws leads to equations that are too complex to be solved.” Time-dependent Schrödinger equation - Paul Dirac, 1905 Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Molecular modeling 5 nm 80 nm to scale ~ 2-6 mRNA molecules of each component ~ 6k phospholipid ~ 30k ionizable lipid ~ 20k cholesterol ~ 1k PEG lipid

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Molecular simulations Adapted from Perilla … Schulten (2013) Curr. Opin. Struct. Biol. 1Å 1nm 10nm 100nm 1µm Quantum mechanical simulations All-atom molecular dynamics Lipids mRNA Proteins Small molecules Atoms

Molecular simulations


All-atom molecular dynamics
Quantum mechanical simulations
Atoms
Small molecules
Proteins
Virus capsids
Small organelles
Bacterium
Lipids
mRNA
1Å
1nm
10nm
100nm
1µm

Adapted from Perilla … Schulten (2013) *Curr. Opin. Struct. Biol.*

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moderna

Molecular simulations



All-atom molecular dynamics
Quantum mechanical simulations
Atoms
Small molecules
Proteins
Virus capsids
Small organelles
Bacterium
Lipids
mRNA
1Å
1nm
10nm
100nm
1µm

Adapted from Perilla … Schulten (2013) *Curr. Opin. Struct. Biol.*

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moderna

Molecular simulations



All-atom molecular dynamics
Quantum mechanical simulations
Atoms
Small molecules
Proteins
Lipid nanoparticles
Small organelles
Bacterium
Lipids
mRNA
1Å
1nm
10nm
100nm
1µm

Adapted from Perilla … Schulten (2013) *Curr. Opin. Struct. Biol.*

116

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moderna

Molecular simulations



Coarse-grained molecular dynamics
All-atom molecular dynamics
Quantum mechanical simulations
Atoms
Small molecules
Proteins
Lipid nanoparticles
Small organelles
Bacterium
Lipids
mRNA
1Å
1nm
10nm
100nm
1µm

Adapted from Perilla … Schulten (2013) *Curr. Opin. Struct. Biol.*

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Confidential and Proprietary · © 2019 Moderna Therapeutics

Coarse-grained modeling igem.org “all-atom” representation Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Coarse-grained modeling igem.org “coarse-grain” representation “all-atom” representation Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Coarse-grained modeling Risselada … Grubmüller (2014) PNAS Pinot … Barelli (2014) Science Barneda … Christian (2015) eLife

Confidential and Proprietary ·  © 2019 Moderna Therapeutics LNP components 6 µs 700 hours Proto LNP ~ 2-6 mRNA Components ~ 6k phospholipid ~ 30k ionizable lipid ~ 20k cholesterol ~ 1k PEG lipid 15 nm

Confidential and Proprietary ·  © 2019 Moderna Therapeutics Simulation of “proto LNP” assembly cholesterol: head tail phospholipid: head tail ionizable lipid: head tail RNA oligomer: backbone nucleoside 25 nm 5.6 µs 5.4 µs 1.3 µs 1 µs 300 ns 5 nm 10 nm 15-35 nm

Simulation of RNA encapsulation 1.3 µs 1 µs cholesterol: head tail phospholipid: head tail ionizable lipid: head tail RNA oligomer: backbone nucleoside 15 nm Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Simulation of RNA encapsulation 1.3 µs 1 µs cholesterol: head tail phospholipid: head tail ionizable lipid: head tail RNA oligomer: backbone nucleoside 15 nm Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Confidential and Proprietary ·  © 2019 Moderna Therapeutics LNP assembly 1 second 1 minute 1 hour 1x10-12 1x10-11 1x10-10 1x10-9 1x10-9 1x10-8 1x10-7 1x10-6 1x10-5 1x10-4 1x10-3 1x10-2 1x10-1 1x100 1x101 1x102 1x10-3 1x10-12 1x10-11 1x10-10 1x10-9 1x10-8 1x10-7 1x10-6 1x10-5 0.0001 0.001 0.01 0.1 1 10 100 1000

How do we enable rational structure-based design for LNPs? components function structure Δ chemistry Δ composition Δ process Chemical stability Physical stability Biodistribution Cellular uptake Endosomal escape Protein expression Confidential and Proprietary ·  © 2019 Moderna Therapeutics

Expressing RALDH in skin-draining lymph nodes Skin Skindraining LN Vaccination Reporter Protein (mCitrine) T cells (CD3) Wait 24h 1.18 0.86 1.26 Reporter Protein CD45 B cells T cells Control modRNA

Ethanol Am80 Small intestine 7 days post vaccination RALDH mRNA immune NP Peripheral vaccination with immune NP containing RALDH mRNA induces mucosal memory cells Spleen IEL LPL 102 103 104 105 106 107 Total OT-I recovered ETOH AM80 RALDH+retinal Vaccine only Vaccine + AM80 Vaccine + RALDH mRNA immune NPs Small intestine IEL LPL